UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2005

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS, SUITE 600 DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On May 3, 2005, the Board of Directors of Crosstex Energy, Inc. (the “Registrant”) adopted a resolution amending Article II, Section 1 of the Restated Bylaws of Crosstex Energy, Inc. to provide that the annual meeting of stockholders shall be held at such time and place as designated by the Board of Directors in the notice of such meeting. This provision previously provided that the annual meeting of stockholders shall be held in May of each year.

      A copy of the Second Amended and Restated Bylaws of Crosstex Energy, Inc. is attached as Exhibit 3.1 to this Current Report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

EXHIBIT NUMBER		DESCRIPTION
3.1	—	Second Amended and Restated Bylaws of Crosstex Energy, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.
Date: May 9, 2005	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
3.1	—	Second Amended and Restated Bylaws of Crosstex Energy, Inc.

4